SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 23, 2004

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard Wickliffe, Ohio	44092-2298
(Address of principal executive offices)	(Zip Code)

(440) 943-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c.	Exhibits

99.1	The Lubrizol Corporation News Release dated April 23, 2004, is furnished under Item 12.

Item 12. Results of Operations and Financial Condition

A copy of the news release of The Lubrizol Corporation dated April 23, 2004, announcing the Company’s results for the quarter ended March 31, 2004, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company believes that disclosure of earnings per share data excluding the current year currency forward contract gain and prior year restructuring charge is useful to investors because it depicts operating results excluding these items and may provide the investor with a better base from which to make future projections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE LUBRIZOL CORPORATION

Date: April 23, 2004	By:	/s/ Leslie M. Reynolds
	Name:	Leslie M. Reynolds
	Title:	Corporate Secretary and Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	The Lubrizol Corporation News Release dated April 23, 2004